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                                                                   EXHIBIT 10.12

                            IXC COMMUNICATIONS, INC.
                      OUTSIDE DIRECTORS' PHANTOM STOCK PLAN


         1.      PURPOSES.

                 (a) The purpose of the IXC Communications, Inc. Outside Directors' Phantom Stock Plan ("Plan") is to provide stock-based cash compensation to certain Outside Directors of IXC Communications, Inc. ("Company") to better attract, retain, and reward those Outside Directors and, accordingly, to strengthen the mutuality of interests between those Outside Directors and the Company's stockholders by providing those Outside Directors with a proprietary interest in pursuing the Company's long-term growth and financial success.

                 (b) It is expressly intended that the benefits under the Plan qualify for the exemption from the definition of "derivative security" under Rule 16a-1(c)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 by reason of being cash-only rights.

                 (c) Because the Plan only benefits certain Outside Directors, it is intended that the Plan be exempt from the Employee Retirement Income Security Act of 1974 ("ERISA").

         2. EFFECTIVE DATE. The effective date ("Effective Date") of the Plan shall be the date on which the Registration Statement for the initial public offering of the Common Stock becomes effective. Notwithstanding the preceding sentence, if the initial public offering does not close, the Plan shall automatically terminate retroactively to its Effective Date.

         3. DEFINITIONS. For purposes of this Plan, each of the following terms shall have the meanings set forth below:

                  (a) "Account" means the unfunded account established for each Participant.

                  (b) "Annual Stockholders' Meeting" means the annual meeting of the Stockholders at which the members of the Board of Directors are elected.

                  (c) "Board of Directors" means the Board of Directors of IXC Communications, Inc.

                  (d) "Change in Control" means any of the following:

                           (i) A sale of all or substantially all of the assets
                  of the Company;

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                           (ii) A successful tender offer for greater than fifty
                  percent (50%) of the outstanding capital stock of the Company; or

                           (iii) A merger or consolidation of the Company with
                  any other corporation in which the parties who were Stockholders immediately preceding such merger or consolidation will not hold a majority of the outstanding capital stock of the surviving corporation (whether or not the Company is the surviving corporation) immediately after such merger or consolidation.

                  (e) "Class Year" means the period commencing on the Outside Director's Participation Commencement Date and ending on the date of the next Annual Stockholders' Meeting.

                  (f) "Committee" means the committee designated in accordance with Section 4 below that is responsible for the administration of the Plan.

                  (g) "Common Stock" means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

                  (h) "Company" means IXC Communications, Inc., a Delaware corporation, or any successor corporation.

                  (i) "Director" means a director of the Company.

                  (j) "Disabled" means permanent and total disability, as defined in Internal Revenue Code Section 22(e)(3).

                  (k) The "Fair Market Value" of Common Stock shall be determined in accordance with the general rules stated in Subparagraph
         (i) below and the special rules stated in Subparagraph (ii) below.

                           (i) The following general rules shall apply for
                  valuation purposes.

                                    (A) If the Common Stock is admitted to
                           trading or listed on a national securities exchange, its value for any day shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average for the last reported bid and ask prices regular way, in either case, on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

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                                    (B) If the Common Stock is not admitted to
                           trading or listed on any national securities exchange, its value for any day shall be the last sale price on that day that is reported on the Nasdaq National Market of the Nasdaq Stock Market ("Nasdaq National Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.

                                    (C) If the Common Stock is not included in
                           the Nasdaq National Market, its value for any day shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq Stock Market, or any comparable system on that day.

                                    (D) If the Common Stock is not included in
                           the Nasdaq Stock Market or any comparable system, its value for any day shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

                           (ii) Notwithstanding the provisions of Subparagraph
                  (i) above, the following special valuation rules shall apply.

                                    (A) The Fair Market Value of the Common
                           Stock on the Effective Date shall be the price at which the Company effects its initial underwritten public offering of the Common Stock, as set forth on the cover page to the final prospectus relating to such offering under the caption "Price to the Public."

                                    (B) After the Effective Date, the Fair
                           Market Value of Common Stock for purposes of calculating the number of shares that are deemed to be purchased with a Participant's Fixed Credit under
                           Section 9 below or the amount of the cash benefit payable to the Participant under Section 12 below, the Fair Market Value of the Common Stock will be the average value of the Common Stock for the five (5) trading days preceding the relevant date.

                                    (C) In the case of a Change in Control, the
                           Fair Market Value of the Common Stock shall be the value of the consideration paid for it in the transaction that effects the Change in Control.

                  (l) "Fixed Credit" means the amount that is credited to the Participant's Account pursuant to the rules of Section 8 below for services rendered as an Outside Director.

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                  (m) "Inside Director" means a Director who is also an employee of the Company or of one of its subsidiaries.

                  (n) "Outside Director" means a Director who is not an employee of the Company or of one of its subsidiaries.

                  (o) "Participant" means an Outside Director who has an Account in the Plan.

                  (p) "Participation Commencement Date" means the date that an Outside Director commences participation in the Plan, as determined in accordance with Section 5 below. An Outside Director's Participation Commencement Date will be determined separately for each Class Year.

                  (q) "Plan" means this IXC Communications, Inc. Outside Directors' Phantom Stock Plan, as it may be amended from time to time.

                  (r) "Stockholders" mean the stockholders of the Company.

         4.      ADMINISTRATION.

                 (a) This Plan shall be administered by a committee ("Committee") composed of Directors who (i) are Inside Directors and
         (ii) are Outside Directors but who have elected not to participate in the Plan in accordance with Section 5 below. At the Effective Date, such Committee shall consist of Ralph J. Swett, an Inside Director, as well as Richard D. Irwin and Carl W. McKinzie, Outside Directors who have elected not to participate in the Plan.

                 (b) The Committee may conduct its meetings in person or by telephone. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by:

                           (i) A majority of the members present at any meeting
                  conducted in accordance with the Company's bylaws; or

                           (ii) The unanimous consent of all of the members in
                  writing without a meeting.

                 (c) The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties.

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                  (d) The Committee is expressly authorized to make such
         modifications to this Plan as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of the Participants, Plan, or the Company.

                  (e) The Committee may delegate its responsibilities to others under such conditions and limitations as it may determine.

         5.      PARTICIPATION.

                  (a) The persons eligible to participate in this Plan shall be limited to Outside Directors.

                  (b) Each Outside Director shall automatically commence participation in the Plan upon his or her Participation Commencement Date, determined in accordance with the following rules.

                           (i) In the case of an individual who was an Outside
                  Director on the Effective Date, the Participation Commencement Date shall be the Effective Date.

                           (ii) In the case of an individual who is elected at a
                  meeting of the Stockholders, the Participation Commencement Date shall be the date of that meeting.

                           (iii) In the case of an individual who is appointed
                  to the Board of Directors, the Participation Commencement Date shall be the effective date of the appointment.

                           (iv) In the case of an individual who ceases to be an
                  Inside Director and becomes an Outside Director, the Participation Commencement Date shall be the date of the termination of his or her employment with the Company or a subsidiary.

                           (v) In the case of an Outside Director who revokes a
                  prior waiver of participation, the Participation Commencement Date shall be the effective date of the revocation, determined in accordance with Section 6 below.

         6.      WAIVERS OF PARTICIPATION.

                 (a) Outside Directors may elect not to participate in the Plan in accordance with such rules and procedures as the Committee may prescribe. Outside Directors who elect not to participate in the Plan will not be granted any compensation in lieu of participation in this Plan.

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                  (b) At the Effective Date, Outside Directors Richard D. Irwin
         and Carl W. McKinzie have elected not to participate in the Plan.

                  (c) After the Effective Date, Outside Directors who elect not to participate in the Plan must provide the Company with written notice of such election:

                           (i) Within thirty (30) days of election or
                  appointment to the Board of Directors, in the case of an individual who becomes an Outside Director after the Effective Date; or

                           (ii) Within thirty (30) days after an Inside Director
                  becomes an Outside Director.

                 (d) An Outside Director who waives participation in the Plan may later revoke such waiver only with the consent of all other Directors. The effective date of the revocation will be set forth in the minutes of the meeting of the Board of Directors at which all other Directors consent to such revocation.

         7.      ACCOUNTS.

                 (a) For each Class Year, each Participant's Account will be credited using the Participant's Fixed Credit, determined in accordance with Section 8 below.

                  (b) The Fixed Credit will be deemed to be credited to a Participant's Account on the individual's Participation Commencement Date.

         8.      FIXED CREDIT.

                  (a) The initial amount used to establish the Fixed Credit for a Class Year shall be twenty thousand dollars ($20,000), which amount may be adjusted from time to time by the Committee.

                  (b) The amount used to establish the Fixed Credit shall be prorated in the case of any individual whose Participation Commencement Date does not coincide with the Annual Shareholders' Meeting.

         9.      INVESTMENTS.

                  (a) The amount credited on a Participant's Account for a Class Year will be the deemed maximum number of whole and partial shares of Common Stock that could be purchased with the Participant's Fixed Credit for the Class Year, based on the Fair Market Value of the Common Stock on the date on which the amount was deemed credited to the Participant's Account under the rules of Section 7 above.

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                  (b) If the company pays cash dividends on its shares of Common
         Stock, each Participant's Account shall be credited with a deemed dividend payment on the shares credited to the Participant's Account using the dividend per share amount established by the Company.

                  (c) Any cash dividends that are deemed to be paid on the shares of Common Stock held in a Participant's Account will be deemed to be used to purchase additional whole and partial shares of Common Stock. The Fair Market Value of the Common Stock for this purpose will be determined as of the date on which the dividends are paid.

         10.     VESTING.

                  (a) Each Participant shall earn a vested right to the amount of shares deemed to be credited to the Participant's Account for a Class Year on a monthly basis, over the remaining term of the Class Year, starting on the individual's Participation Commencement Date.

                  (b) A Participant will cease vesting in the shares deemed to be credited to the Participant's Account for a Class Year, if the Participant becomes an Inside Director.

                  (c) If a Participant ceases serving as a Director prior to the last day of a Class Year for a reason other than death or Disability, the Participant will forfeit the nonvested portion of the Participant's Account attributable to that Class Year.

                  (d) Any additional shares of Common Stock deemed to be acquired during the Class Year (e.g., as a result of cash or stock dividends paid on Common Stock) shall be subject to the vesting rules of this Section 10, treating such additional shares as if they had been deemed acquired on the individual's Participation Commencement Date of that applicable Class Year.

         11.     TIMING OF BENEFIT PAYMENTS.

                  (a) The entire vested amount in a Participant's Account attributable to a Class Year shall be paid to the Participant as soon as reasonably practicable following the third Annual Stockholders' Meeting that occurs after the individual's Participation Commencement Date.

                  (b) In the event that the Participant dies or becomes Disabled before the date specified in Paragraph (a) above, the entire amount of the Participant's benefit under the Plan (i.e., the amount attributable to all Class Years) will be paid as soon as reasonably practicable after that date, but in no event later than ninety (90) days after that date, based on the Fair Market Value on the date of the Participant's death

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         or Disability (whichever is applicable).

                  (c) Except as provided in Paragraph (b) above, no benefits will be payable at the time of termination of a Participant's status as a Director, but, rather, the Participant's benefit will be paid solely in accordance with Paragraph (a) above.

         12. FORM OF BENEFIT PAYMENTS. Benefits will be paid in the form of a lump sum distribution of cash equal to the Fair Market Value of the Common Stock deemed to be held in the Participant's Account on the date of the event on which the amount of the benefit is to be determined.

         13. EFFECT OF CHANGE IN CONTROL. Notwithstanding anything in this Plan to the contrary, upon a Change in Control:

                  (a) All Accounts shall become fully vested as of that date;
         and

                  (b) All benefits under the Plan shall become payable as soon after that date as is reasonably practicable, but in no event later than ten (10) business days after that event.

         14. DESIGNATION OF BENEFICIARY. In the event of the death of a Participant prior to the date on which the Participant's entire benefit under the Plan is paid, the benefit (or the remaining portion thereof) shall be paid to the Participant's estate, unless the Participant has designated a beneficiary in accordance with such rules and procedures as the Committee may prescribe.

         15. PAYEES UNDER LEGAL DISABILITY. If any payee is a minor, or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due the payee, the Committee may have the payment made to the person (or persons or institution) whom it believes is caring for or supporting the payee. Any such payment shall be a payment for the benefit of the payee and shall be a complete discharge of any liability under the Plan to the payee.

         16. PAYMENT OF BENEFITS. All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to that of the Participant's estate or of the Participant's designated beneficiary, whichever is applicable). Each Participant shall be responsible for furnishing the Committee with his or her current address and that of his or her beneficiary (if applicable).

         17. CHANGES IN CAPITALIZATION. In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), the Committee shall make such adjustments as it may deem appropriate with respect to the aggregate number of shares of Common Stock deemed to be held in Participants' Accounts.

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         18. NON-TRANSFERABILITY OF GRANTS. Benefits under this Plan are not assignable or transferable except by will or the laws of descent and distribution.

         19.     FUNDED STATUS OF BENEFITS.

                  (a) The Plan is intended to be an unfunded deferred compensation arrangement, with the benefits payable, when due, by the Company out of its general assets.

                  (b) All rights created under the Plan shall be mere unsecured contractual rights of Participants against the Company.

                  (c) Nothing in this Plan shall in any way diminish any rights of a Participant to pursue his or her rights as a general creditor of Company with respect to his or her benefit under the Plan.

         20. AMENDMENT AND TERMINATION. The Board may amend or terminate this Plan at any time.

         21. TAX WITHHOLDING. Any payments from the Plan shall be subject to such withholding for taxes as may be required by applicable federal or state law.

         22. NO ADDITIONAL RIGHTS. Neither the adoption of this Plan nor the participation of any Outside Director in this Plan shall:

                  (a) Affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or

                  (b) Confer upon any Participant the right to continue performing services for the Company as a Director, nor shall it interfere in any way with the right of the Stockholders to terminate the services of any Participant as a Director at any time, with or without cause.

         23. INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify each member of the Board, as well as any other employee of the Company with duties under this Plan, against any and all liabilities and expenses (including any amount paid in judgment or settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith.


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         24. GOVERNING LAW. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                                                   IXC COMMUNICATIONS, INC.,
                                                   A DELAWARE CORPORATION



                                                   BY: /s/ Ralph J. Swett
                                                       -------------------------
                                                            Ralph J. Swett


                                                   ITS: Chairman, President and
                                                        Chief Executive Officer



                                                   DATE: June 4, 1996
                                                         -----------------------

ATTEST:



/s/ Richard D. Irwin
-----------------------------
Richard D. Irwin



/s/ Carl W. McKinzie
-----------------------------
Carl W. McKinzie

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                      AMENDMENT TO IXC COMMUNICATIONS, INC.
                      OUTSIDE DIRECTORS' PHANTOM STOCK PLAN

         This Amendment to IXC Communications, Inc. Outside Directors' Phantom Stock Plan (this "Amendment") is made as of October 29, 1996 (the "Amendment Effective Date") and amends that certain Amended and Restated 1994 Stock Plan (the "Plan") of IXC Communications, Inc., a Delaware corporation (the "Company").

         Section 20 of the Plan provides that the Board of Directors of the Company may amend or terminate the Plan at any time. This Amendment shall be effective as of the Amendment Effective Date which is the date the Board of Directors approved this Amendment.

         1. Section 4(a) of the Plan is hereby amended to read in its entirety as follows:

                  "This Plan shall be administered by a committee ("Committee") composed of Directors who (i) are Inside Directors and (ii) are Outside Directors but who have elected not to participate in the Plan in accordance with Section 5 below. At the Effective Date, such Committee shall consist of Ralph J. Swett, an Inside Director, as well as Richard
         D. Irwin and Carl W. McKinzie, Outside Directors who have elected not to participate in the Plan. Notwithstanding anything herein to the contrary, any action which may be taken by the Committee may also be taken by the Board."

         2. Section 1(b) of the Plan is hereby amended to read in its entirety as follows:

                  "With respect to benefits granted under the Plan prior to August 15, 1996, it is expressly intended that such benefits qualify for the exemption from the definition of "derivative security" under Rule 16a-1(c)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on January 1, 1996 by reason of being cash-only rights."

         3. Section 2 of the Plan is hereby amended to read in its entirety as follows:

                  "Effective Date. The effective date ("Effective Date") of the Plan shall be July 2, 1996."

         4. Section 3(k)(ii)(A) of the Plan is hereby amended to read in its entirety as follows:

                  "The Fair Market Value of the Common Stock on the Effective Date shall be $16.00."

         5. Sections 4(a) and 4(e) of the Plan are hereby amended to read in their

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entirety as follows:

                  "(a) To the extent possible and advisable, this Plan shall be administered by a committee ("Committee") composed of Directors who (i) are Inside Directors and (ii) are Outside Directors but who have elected not to participate in the Plan in accordance with Section 5 below. At the Effective Date, such Committee shall consist of Ralph J. Swett, an Inside Director, as well as Richard D. Irwin and Carl W. McKinzie, Outside Directors who have elected not to participate in the Plan. Notwithstanding the foregoing, the Board of Directors may administer the Plan in the event that the benefits granted by the Committee hereunder would not be exempt under Rule 16b-3 of the Exchange Act."

                                   * * * * * *

                  "(e) The Committee may delegate its responsibilities to others under such conditions and limitations as it may determine; provided, however, that the Committee may not delegate its responsibilities in the event such delegation would preclude the availability of an exemption under Rule 16b-3 of the Exchange Act."

         6. Section 8 of the Plan is hereby amended to read in its entirety as follows:

                  "The Fixed Credit for a Class Year shall be twenty thousand dollars ($20,000)."

         7. This Amendment is effective as of the Amendment Effective Date.

         8. All other terms and conditions of the Agreement not specifically amended herein shall remain in full force and effect.


                                                 IXC Communications, Inc.,


                                                 By: /s/ John J. Willingham
                                                     -------------------------
                                                 Its: Senior Vice President and
                                                      Chief Financial Officer


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